                                                                     Exhibit 4.1

[deCODE GENETICS LOGO]  [MAP OF ICELAND, 1704]  [CIRCULAR FAMILY TREE GRAPHIC]       COMMON STOCK

                                                                                  PAR VALUE US $0.001

                                                                                         SHARES

INCORPORATED UNDER THE   Map of Iceland, 1704          A family tree of
 LAWS OF THE STATE OF                             Icelandic asthma patients         CUSIP 243586 10 4
       DELAWARE
                                                                                   ISIN  US2435861040

                                                                                    SEE REVERSE SIDE
                                                                                FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT



IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                             deCODE genetics, Inc.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-laws of the Corporation, as amended from time to time, to which the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal hereunto affixed.

Dated:

/s/ Terence G. McGuire    [CORPORATE SEAL GRAPHIC]   /s/ Kari Stefansson

  ASSISTANT SECRETARY                                PRESIDENT, CHIEF EXECUTIVE
                                                     OFFICER & CHAIRMAN OF THE
                                                     BOARD OF DIRECTORS

Countersigned and Registered:
               THE BANK OF NEW YORK

By                                  Transfer Agent
                                     and Registrar

                              Authorized Signature
                             deCODE genetics, Inc.


     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - _________Custodian __________
                                                               (Cust)             (Minor)
TEN ENT - as tenants by the entireties                         under Uniform Gifts to Minors

JT TEN  - as joint tenants with right                          Act ________________________
          of survivorship and not as                                     (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.

For value received, ________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
|                                     |
|_____________________________________|   ___________________________________

_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_____________________________________________________________________________

_____________________________________________________________________________

_________________________________________________________________________ shares of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint ___________________________________________

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:___________________________________


                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:


_____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15











_____________________________________________________________________________

[BANKNOTE CORP. OF AMERICA LETTERHEAD]